Revenue from Contracts with Customers	3 Months Ended
Mar. 31, 2026
Revenue from Contracts with Customers [Abstract]
Revenue from Contracts with Customers
4.
REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue

The table below disaggregates total revenue by reportable segment (see Note 13) for the three months ended March 31, 2026 and 2025:

	Three Months Ended
	March 31,
	2026	2025
(in USD and thousands)
Ocean	$663,582	$558,978
River	249,479	214,083
Other	140,680	123,995
Total revenue	$1,053,741	$897,056

Total revenue for the three months ended March 31, 2026 increased by $156.6 million to $1,053.7 million from $897.1 million for the same period in 2025. The increase was primarily due to higher revenue per passenger cruise day and an increase in passenger cruise days.

Regional economic trends affect the Group’s revenue and cash flows. The table below disaggregates percentage of passengers by source market, which is the passenger’s home country or region, for the three months ended March 31, 2026 and 2025:

	Three Months Ended
	March 31,
	2026	2025
North America	90.6%	91.5%
Other	9.4%	8.5%
	100.0%	100.0%

The disaggregation by source market is similar across all reportable segments.

The Group’s vessels and ships primarily operate in Europe.